UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

November 4, 2026

MONRO, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

New York	001-42950	16-0838627
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

295 Woodcliff Drive, Suite 202, Fairport, NY 14450
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(800) 876-6676

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market
Rights to Purchase Series D Junior Participating Serial Preferred Stock	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 4, 2026, Monro, Inc. (the “Company”) entered into the Amendment to Rights Agreement (the “Amendment”) by and between the Company and Equiniti Trust Company, LLC, as rights agent (the “Rights Agent”), that amends the Rights Agreement, dated as of November 10, 2025 (the “Rights Agreement”), by and between the Company and the Rights Agent. All capitalized terms used herein and not otherwise defined herein shall have the meaning(s) ascribed to them in the Rights Agreement.

The Amendment extends the final expiration date from 5:00 p.m., Eastern Time, on November 6, 2026 to 5:00 p.m., Eastern Time, on November 1, 2027. As a result of the Amendment, the Rights will expire at 5:00 p.m., Eastern Time, on November 1, 2027, unless the Rights are earlier redeemed, exchanged in full or terminated.

The Company’s Board of Directors (the “Board”) determined to extend the expiration of the Rights Agreement to support the Company’s ongoing review of strategic alternatives. The extension is intended to preserve the Board’s ability to conduct the review effectively and to protect the interests of the Company and its shareholders during the review.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

See the description set out under “Item 1.01 - Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.2	Amendment to Rights Agreement, dated as of November 4, 2026, by and between the Company and Equiniti Trust Company, LLC, as rights agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.

	By:	/s/ Maureen E. Mulholland
	Name:	Maureen E. Mulholland
	Title:	EVP – Chief Legal Officer and Secretary
November 4, 2026